SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-17771                75-2243266
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


           Six Harrison Street
            New York, New York                                      10013
 (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On August 15, 2005, Franklin Credit Management Corporation (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.  Description
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99.1         Press Release, dated August 15, 2005, entitled "Franklin Credit
             Management Reports 29% Increase in Second Quarter Earnings Compared with Prior Year."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005

                                  FRANKLIN CREDIT MANAGEMENT CORPORATION

                                  By: /s/ Paul D. Colasono
                                     ----------------------------------------
                                     Name:  Paul D. Colasono
                                     Title: Chief Financial
                                            Officer and Executive Vice President